UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05262

MFS SERIES TRUST VIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2018

MFS® Global Growth Fund

WGF-ANN

MFS® Global Growth Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction, and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis, though returns have been modest year to date on an absolute basis. Global economic growth has become less synchronized over the past few months, with Europe, China, and some emerging markets having shown signs of slowing growth while U.S. growth has remained above average.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies.

U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. The split result of the U.S. midterm congressional elections suggests meaningful further U.S. fiscal stimulus is less likely than if the Republicans had maintained control of both houses of Congress. Globally, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — NAFTA has been replaced with a new agreement between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

December 14, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	3.8%
Microsoft Corp.	2.9%
Accenture PLC, “A”	2.2%
Comcast Corp., “A”	2.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.0%
Nestle S.A.	2.0%
Aon PLC	2.0%
Verisk Analytics, Inc., “A”	1.7%
Experian Group Ltd.	1.7%
Starbucks Corp.	1.7%

Equity sectors
Technology	17.8%
Consumer Staples	12.7%
Special Products & Services	11.8%
Retailing	10.9%
Financial Services	9.5%
Health Care	8.6%
Industrial Goods & Services	8.4%
Leisure	8.1%
Basic Materials	6.0%
Transportation	2.8%
Autos & Housing	1.1%
Energy	0.6%

Issuer country weightings (x)
United States	59.4%
United Kingdom	7.6%
Switzerland	5.4%
France	5.3%
Germany	4.1%
Japan	4.1%
China	2.4%
Taiwan	2.0%
Brazil	1.8%
Other Countries	7.9%

Currency exposure weightings (y)
United States Dollar	60.3%
Euro	10.4%
British Pound Sterling	9.0%
Swiss Franc	5.4%
Japanese Yen	4.1%
Chinese Renminbi	2.4%
Taiwan Dollar	2.0%
Brazilian Real	1.8%
South Korean Won	1.6%
Other Currencies	3.0%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of October 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2018, Class A shares of the MFS Global Growth Fund (“fund”) provided a total return of 3.38%, at net asset value. This compares with a return of 1.11% for the fund’s benchmark, the MSCI All Country World Growth Index (net div).

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to eight since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period, but remained low by historical standards, while yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight, particularly in US high yield corporates. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

Contributors to Performance

Strong security selection and, to a lesser extent, an overweight position in the special products & services sector contributed to performance relative to the MSCI All Country World Growth Index. Within this sector, overweight positions in both analytics and risk assessment services provider Verisk Analytics and provider of financial services technology Fiserv bolstered relative performance. Shares of Verisk Analytics appreciated during the period owing to improved revenue growth and a significant benefit from US tax reforms.

4

Management Review – continued

A combination of an underweight position and stock selection in the autos & housing sector, and security selection in the basic materials sector, also benefited relative results. There were no individual securities within either sector that were among the fund’s top relative contributors during the reporting period.

Elsewhere, the fund’s overweight positions in discount apparel and home fashions retailer TJX Companies, apparel retailer NIKE, cosmetics manufacturer KOSE (Japan) and beauty products maker Estee Lauder strengthened relative results. Shares of TJX Companies advanced after the company reported financial results that were above consensus estimates, driven by stronger-than-expected sales growth, notably in its Marmaxx division, and solid margin results owing to lower-than-expected costs. Additionally, the timing of the fund’s ownership in shares of cable services provider Comcast supported relative performance. Not owning shares of both social networking firm Facebook and online and mobile games and advertising firm Tencent Holdings (China), and the fund’s position in shares of medical device company Abbott Laboratories (b), further bolstered relative performance.

Detractors from Performance.

Security selection in the technology sector detracted from relative returns. Within this sector, an underweight position in global personal electronics giant Apple, and overweight positions in both internet advertisement and search portal provider NAVER (South Korea) and Chinese-language internet search provider Baidu, Inc. (China), held back relative results. Shares of Apple rose as the company reported better-than-expected earnings results, driven by an average sales price increase on iPhones, which resulted in stronger revenues, services acceleration and growth in wearables. Company management also increased its guidance for the year, which further supported the stock price.

Stocks in other sectors that detracted from the fund’s relative returns included not holding shares of internet retailer Amazon.com, aerospace company Boeing and health insurance provider UnitedHealth Group. Shares of Amazon rose as the company delivered strong earnings results with operating income well ahead of street estimates and at the high end of the company’s guidance. In particular, cloud services witnessed continued acceleration in sales and higher operating margins. In addition, overweight positions in healthcare and agricultural products producer Bayer (Germany), video game maker Electronic Arts and beverage manufacturer AmBev (Brazil), and the fund’s position in shares of beauty products manufacturer Coty (b), further weakened relative results.

Respectfully,

Portfolio Manager(s)

David Antonelli, Jeffrey Constantino, and Joseph Skorski

(b)	Security is not a benchmark constituent.

Note to Shareholders: Effective May 1, 2018, Joseph Skorski became a Portfolio Manager of the Fund.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	11/18/93	3.38%	7.68%	11.09%	N/A
B	11/18/93	2.61%	6.87%	10.26%	N/A
C	1/03/94	2.58%	6.87%	10.25%	N/A
I	1/02/97	3.60%	7.94%	11.36%	N/A
R1	4/01/05	2.56%	6.86%	10.25%	N/A
R2	10/31/03	3.12%	7.40%	10.81%	N/A
R3	4/01/05	3.35%	7.67%	11.08%	N/A
R4	4/01/05	3.62%	7.94%	11.36%	N/A
R6	3/01/13	3.71%	8.02%	N/A	9.27%
Comparative benchmark(s)
MSCI All Country World Growth Index (net div) (f)		1.11%	7.76%	10.98%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(2.57)%	6.41%	10.43%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.34)%	6.56%	10.26%	N/A
C With CDSC (1% for 12 months) (v)		1.59%	6.87%	10.25%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World Growth Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2018 through October 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Expenses Paid During Period (p) 5/01/18-10/31/18
A	Actual	1.37%	$1,000.00	$985.18	$6.86
	Hypothetical (h)	1.37%	$1,000.00	$1,018.30	$6.97
B	Actual	2.13%	$1,000.00	$981.36	$10.64
	Hypothetical (h)	2.13%	$1,000.00	$1,014.47	$10.82
C	Actual	2.13%	$1,000.00	$981.14	$10.64
	Hypothetical (h)	2.13%	$1,000.00	$1,014.47	$10.82
I	Actual	1.13%	$1,000.00	$986.24	$5.66
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
R1	Actual	2.13%	$1,000.00	$981.10	$10.64
	Hypothetical (h)	2.13%	$1,000.00	$1,014.47	$10.82
R2	Actual	1.63%	$1,000.00	$983.71	$8.15
	Hypothetical (h)	1.63%	$1,000.00	$1,016.99	$8.29
R3	Actual	1.38%	$1,000.00	$984.86	$6.90
	Hypothetical (h)	1.38%	$1,000.00	$1,018.25	$7.02
R4	Actual	1.13%	$1,000.00	$986.18	$5.66
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
R6	Actual	1.05%	$1,000.00	$986.71	$5.26
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

10/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.3%
Issuer	Shares/Par	Value ($)
Aerospace - 1.8%
Rolls-Royce Holdings PLC	212,278	$2,276,490
United Technologies Corp.	30,389	3,774,618

		$6,051,108
Airlines - 1.0%
Aena S.A.	21,483	$3,434,563

Alcoholic Beverages - 3.3%
AmBev S.A., ADR	721,863	$3,125,667
Diageo PLC	95,987	3,323,074
Pernod Ricard S.A.	29,567	4,514,326

		$10,963,067
Apparel Manufacturers - 6.0%
Adidas AG	18,921	$4,457,621
Burberry Group PLC	75,129	1,739,102
Compagnie Financiere Richemont S.A.	14,165	1,036,549
LVMH Moet Hennessy Louis Vuitton SE	16,465	5,012,873
NIKE, Inc., “B”	60,980	4,575,939
VF Corp.	33,183	2,750,207

		$19,572,291
Broadcasting - 0.3%
Walt Disney Co.	9,644	$1,107,420

Brokerage & Asset Managers - 1.8%
Blackstone Group LP	140,694	$4,552,858
Charles Schwab Corp.	26,760	1,237,382

		$5,790,240
Business Services - 11.8%
Accenture PLC, “A”	45,184	$7,121,902
Brenntag AG	43,276	2,263,095
Cognizant Technology Solutions Corp., “A”	62,383	4,306,298
Compass Group PLC	91,572	1,802,529
Experian Group Ltd.	247,936	5,712,335
Fidelity National Information Services, Inc.	48,516	5,050,516
Fiserv, Inc. (a)	66,132	5,244,268
Intertek Group PLC	25,412	1,522,738
Verisk Analytics, Inc., “A” (a)	47,836	5,732,666

		$38,756,347

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Cable TV - 2.1%
Comcast Corp., “A”	178,190	$6,796,167

Chemicals - 1.4%
PPG Industries, Inc.	43,089	$4,528,223

Computer Software - 3.3%
Dassault Systemes S.A.	9,357	$1,174,811
Microsoft Corp.	90,130	9,626,785

		$10,801,596
Computer Software - Systems - 1.6%
Apple, Inc.	24,265	$5,310,638

Construction - 1.1%
Sherwin-Williams Co.	9,291	$3,655,730

Consumer Products - 5.7%
Colgate-Palmolive Co.	50,317	$2,996,377
Coty, Inc., “A”	113,961	1,202,289
Estee Lauder Cos., Inc., “A”	29,791	4,094,475
Kose Corp.	6,000	891,316
L’Oréal S.A.	17,679	3,982,797
Reckitt Benckiser Group PLC	67,925	5,498,420

		$18,665,674
Electrical Equipment - 3.1%
Amphenol Corp., “A”	41,895	$3,749,603
Fortive Corp.	41,316	3,067,713
Mettler-Toledo International, Inc. (a)	5,904	3,228,425

		$10,045,741
Electronics - 5.9%
Analog Devices, Inc.	60,963	$5,103,213
Samsung Electronics Co. Ltd.	68,750	2,571,224
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	176,425	6,721,792
Texas Instruments, Inc.	53,772	4,991,655

		$19,387,884
Food & Beverages - 3.7%
Chr. Hansen Holding A.S.	7,366	$744,551
Danone S.A.	36,764	2,605,878
Nestle S.A.	79,176	6,691,616
PepsiCo, Inc.	17,532	1,970,246

		$12,012,291

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - 1.5%
Sundrug Co. Ltd.	137,600	$4,984,372

Gaming & Lodging - 1.3%
Paddy Power Betfair PLC	51,659	$4,437,252

General Merchandise - 2.1%
Dollarama, Inc.	148,121	$4,096,689
Lojas Renner S.A.	268,464	2,712,413

		$6,809,102
Insurance - 2.0%
Aon PLC	42,840	$6,690,751

Internet - 7.0%
Alibaba Group Holding Ltd., ADR (a)	30,658	$4,362,020
Alphabet, Inc., “A” (a)	11,393	12,424,978
Baidu, Inc., ADR (a)	18,876	3,587,573
Naver Corp.	25,322	2,555,531

		$22,930,102
Leisure & Toys - 1.3%
Electronic Arts, Inc. (a)	47,365	$4,309,268

Machinery & Tools - 3.5%
Colfax Corp. (a)	42,262	$1,184,604
Daikin Industries Ltd.	36,100	4,178,465
Nordson Corp.	37,251	4,569,580
Schindler Holding AG	7,037	1,484,048

		$11,416,697
Medical Equipment - 5.3%
Abbott Laboratories	70,144	$4,835,727
Cooper Cos., Inc.	6,808	1,758,575
Danaher Corp.	26,298	2,614,021
Thermo Fisher Scientific, Inc.	22,116	5,167,403
Waters Corp. (a)	15,478	2,936,022

		$17,311,748
Oil Services - 0.6%
Schlumberger Ltd.	35,323	$1,812,423

Other Banks & Diversified Financials - 5.7%
Credicorp Ltd.	13,231	$2,986,369
HDFC Bank Ltd.	161,470	4,190,782

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
Julius Baer Group Ltd.	49,036	$2,241,590
Mastercard, Inc., “A”	17,988	3,555,688
Visa, Inc., “A”	40,875	5,634,619

		$18,609,048
Pharmaceuticals - 3.3%
Bayer AG	69,453	$5,331,977
Elanco Animal Health, Inc. (a)	3,588	109,362
Roche Holding AG	16,033	3,901,791
Zoetis, Inc.	17,627	1,589,074

		$10,932,204
Printing & Publishing - 1.3%
Moody’s Corp.	30,363	$4,417,209

Railroad & Shipping - 1.8%
Adani Ports and Special Economic Zone Ltd.	196,826	$850,841
Union Pacific Corp.	34,181	4,997,946

		$5,848,787
Restaurants - 1.7%
Starbucks Corp.	96,982	$5,651,141

Specialty Chemicals - 4.6%
Croda International PLC	52,865	$3,256,972
Ecolab, Inc.	30,918	4,735,092
Kansai Paint Co. Ltd.	221,700	3,265,938
Sika AG	19,309	2,477,012
Symrise AG	16,748	1,406,787

		$15,141,801
Specialty Stores - 1.4%
TJX Cos., Inc.	41,626	$4,573,865
Total Common Stocks (Identified Cost, $236,385,848)		$322,754,750

Preferred Stocks - 0.0%
Aerospace - 0.0%
Rolls-Royce Holdings PLC (a) (Identified Cost, $12,515)	9,764,788	$12,481

15

Portfolio of Investments – continued

Investment Companies (h) - 1.2%
Issuer	Shares/Par	Value ($)
Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $3,918,518)	3,918,999	$3,918,607

Other Assets, Less Liabilities - 0.5%		1,709,344
Net Assets - 100.0%		$328,395,182

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $3,918,607 and $322,767,231, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $236,398,363)	$322,767,231
Investments in affiliated issuers, at value (identified cost, $3,918,518)	3,918,607
Cash	1,438
Receivables for
Investments sold	3,686,321
Fund shares sold	735,659
Interest and dividends	694,746
Total assets	$331,804,002
Liabilities
Payables for
Investments purchased	$2,747,340
Fund shares reacquired	410,465
Payable to affiliates
Investment adviser	15,960
Shareholder servicing costs	128,665
Distribution and service fees	1,806
Payable for independent Trustees’ compensation	2,637
Accrued expenses and other liabilities	101,947
Total liabilities	$3,408,820
Net assets	$328,395,182
Net assets consist of
Paid-in capital	$227,331,141
Total distributable earnings (loss)	101,064,041
Net assets	$328,395,182
Shares of beneficial interest outstanding	8,103,057

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$214,800,625	5,297,551	$40.55
Class B	5,019,539	142,290	35.28
Class C	8,856,823	254,127	34.85
Class I	22,537,200	541,971	41.58
Class R1	862,087	24,790	34.78
Class R2	2,580,753	65,772	39.24
Class R3	4,323,862	107,207	40.33
Class R4	483,603	11,893	40.66
Class R6	68,930,690	1,657,456	41.59

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $43.02 [100 / 94.25 x $40.55]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$5,290,742
Dividends from affiliated issuers	67,859
Income on securities loaned	29,487
Other	28,042
Foreign taxes withheld	(250,840)
Total investment income	$5,165,290
Expenses
Management fee	$2,939,610
Distribution and service fees	753,062
Shareholder servicing costs	349,018
Administrative services fee	57,542
Independent Trustees’ compensation	8,514
Custodian fee	58,292
Shareholder communications	35,607
Audit and tax fees	70,322
Legal fees	2,820
Miscellaneous	164,572
Total expenses	$4,439,359
Fees paid indirectly	(272)
Reduction of expenses by investment adviser and distributor	(54,363)
Net expenses	$4,384,724
Net investment income (loss)	$780,566
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $23,072 country tax)	$15,294,403
Affiliated issuers	(390)
Foreign currency	(16,011)
Net realized gain (loss)	$15,278,002
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $104,718 decrease in deferred country tax)	$(6,874,078)
Affiliated issuers	(62)
Translation of assets and liabilities in foreign currencies	(7,198)
Net unrealized gain (loss)	$(6,881,338)
Net realized and unrealized gain (loss)	$8,396,664
Change in net assets from operations	$9,177,230

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/18	10/31/17
Change in net assets
From operations
Net investment income (loss)	$780,566	$705,183
Net realized gain (loss)	15,278,002	10,841,985
Net unrealized gain (loss)	(6,881,338)	47,345,112
Change in net assets from operations	$9,177,230	$58,892,280
Total distributions declared to shareholders (a)	$(10,986,063)	$(3,827,201)
Change in net assets from fund share transactions	$33,347,433	$16,256,145
Total change in net assets	$31,538,600	$71,321,224
Net assets
At beginning of period	296,856,582	225,535,358
At end of period (b)	$328,395,182	$296,856,582

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended October 31, 2017, distributions from net investment income and from net realized gain were $218,102 and $3,609,099, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended October 31, 2017, end of period net assets included undistributed net investment income of $648,145.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$40.66	$32.89		$34.24	$34.44	$33.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.10	(c)	$0.05	$0.11	$0.12
Net realized and unrealized gain (loss)	1.27	8.21		0.49	1.16	1.57
Total from investment operations	$1.36	$8.31		$0.54	$1.27	$1.69
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.02)		$(0.10)	$(0.10)	$(0.09)
From net realized gain	(1.40)	(0.52)		(1.79)	(1.37)	(1.05)
Total distributions declared to shareholders	$(1.47)	$(0.54)		$(1.89)	$(1.47)	$(1.14)
Net asset value, end of period (x)	$40.55	$40.66		$32.89	$34.24	$34.44
Total return (%) (r)(s)(t)(x)	3.38	25.70	(c)	1.91	3.92	5.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.38	(c)	1.46	1.45	1.45
Expenses after expense reductions (f)	1.37	1.33	(c)	1.43	1.44	1.44
Net investment income (loss)	0.21	0.29	(c)	0.16	0.32	0.35
Portfolio turnover	22	27		28	26	27
Net assets at end of period (000 omitted)	$214,801	$203,117		$173,456	$181,489	$185,254

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$35.76	$29.18		$30.72	$31.18	$30.92
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.20)	$(0.15	)(c)	$(0.17)	$(0.13)	$(0.13)
Net realized and unrealized gain (loss)	1.12	7.25		0.42	1.04	1.44
Total from investment operations	$0.92	$7.10		$0.25	$0.91	$1.31
Less distributions declared to shareholders
From net investment income	$—	$—		$—	$—	$—
From net realized gain	(1.40)	(0.52)		(1.79)	(1.37)	(1.05)
Total distributions declared to shareholders	$(1.40)	$(0.52)		$(1.79)	$(1.37)	$(1.05)
Net asset value, end of period (x)	$35.28	$35.76		$29.18	$30.72	$31.18
Total return (%) (r)(s)(t)(x)	2.58	24.78	(c)	1.13	3.12	4.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.14	2.13	(c)	2.21	2.20	2.20
Expenses after expense reductions (f)	2.13	2.08	(c)	2.19	2.19	2.19
Net investment income (loss)	(0.55)	(0.46	)(c)	(0.60)	(0.43)	(0.41)
Portfolio turnover	22	27		28	26	27
Net assets at end of period (000 omitted)	$5,020	$5,097		$4,823	$6,036	$6,903

Class C	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$35.34	$28.85		$30.39	$30.86	$30.62
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.20)	$(0.14	)(c)	$(0.17)	$(0.13)	$(0.13)
Net realized and unrealized gain (loss)	1.11	7.15		0.42	1.03	1.42
Total from investment operations	$0.91	$7.01		$0.25	$0.90	$1.29
Less distributions declared to shareholders
From net investment income	$—	$—		$—	$—	$—
From net realized gain	(1.40)	(0.52)		(1.79)	(1.37)	(1.05)
Total distributions declared to shareholders	$(1.40)	$(0.52)		$(1.79)	$(1.37)	$(1.05)
Net asset value, end of period (x)	$34.85	$35.34		$28.85	$30.39	$30.86
Total return (%) (r)(s)(t)(x)	2.58	24.75	(c)	1.15	3.12	4.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.14	2.13	(c)	2.21	2.20	2.20
Expenses after expense reductions (f)	2.13	2.08	(c)	2.19	2.19	2.19
Net investment income (loss)	(0.55)	(0.45	)(c)	(0.59)	(0.43)	(0.41)
Portfolio turnover	22	27		28	26	27
Net assets at end of period (000 omitted)	$8,857	$13,743		$13,109	$13,988	$13,431

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$41.64	$33.68		$34.99	$35.18	$34.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.26	(c)	$0.10	$0.22	$0.20
Net realized and unrealized gain (loss)	1.29	8.34		0.53	1.15	1.61
Total from investment operations	$1.48	$8.60		$0.63	$1.37	$1.81
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.12)		$(0.15)	$(0.19)	$(0.17)
From net realized gain	(1.40)	(0.52)		(1.79)	(1.37)	(1.05)
Total distributions declared to shareholders	$(1.54)	$(0.64)		$(1.94)	$(1.56)	$(1.22)
Net asset value, end of period (x)	$41.58	$41.64		$33.68	$34.99	$35.18
Total return (%) (r)(s)(t)(x)	3.60	26.03	(c)	2.17	4.13	5.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.14	(c)	1.21	1.20	1.20
Expenses after expense reductions (f)	1.13	1.10	(c)	1.18	1.20	1.20
Net investment income (loss)	0.44	0.70	(c)	0.30	0.61	0.59
Portfolio turnover	22	27		28	26	27
Net assets at end of period (000 omitted)	$22,537	$17,272		$18,070	$5,920	$13,174

Class R1	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$35.27	$28.79		$30.33	$30.80	$30.57
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.20)	$(0.15	)(c)	$(0.17)	$(0.14)	$(0.14)
Net realized and unrealized gain (loss)	1.11	7.15		0.42	1.04	1.42
Total from investment operations	$0.91	$7.00		$0.25	$0.90	$1.28
Less distributions declared to shareholders
From net investment income	$—	$—		$—	$—	$—
From net realized gain	(1.40)	(0.52)		(1.79)	(1.37)	(1.05)
Total distributions declared to shareholders	$(1.40)	$(0.52)		$(1.79)	$(1.37)	$(1.05)
Net asset value, end of period (x)	$34.78	$35.27		$28.79	$30.33	$30.80
Total return (%) (r)(s)(t)(x)	2.59	24.77	(c)	1.15	3.13	4.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.14	2.13	(c)	2.21	2.20	2.20
Expenses after expense reductions (f)	2.13	2.09	(c)	2.19	2.20	2.20
Net investment income (loss)	(0.56)	(0.47	)(c)	(0.59)	(0.45)	(0.44)
Portfolio turnover	22	27		28	26	27
Net assets at end of period (000 omitted)	$862	$961		$801	$784	$687

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15		10/31/14
Net asset value, beginning of period	$39.42	$31.97		$33.33	$33.55		$33.04
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.02	(c)	$(0.03)	$0.02		$0.03
Net realized and unrealized gain (loss)	1.24	7.95		0.48	1.13		1.53
Total from investment operations	$1.22	$7.97		$0.45	$1.15		$1.56
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.02)	$(0.00	)(w)	$(0.00	)(w)
From net realized gain	(1.40)	(0.52)		(1.79)	(1.37)		(1.05)
Total distributions declared to shareholders	$(1.40)	$(0.52)		$(1.81)	$(1.37)		$(1.05)
Net asset value, end of period (x)	$39.24	$39.42		$31.97	$33.33		$33.55
Total return (%) (r)(s)(t)(x)	3.12	25.35	(c)	1.66	3.65		4.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.63	(c)	1.71	1.70		1.70
Expenses after expense reductions (f)	1.63	1.58	(c)	1.69	1.70		1.70
Net investment income (loss)	(0.05)	0.05	(c)	(0.10)	0.06		0.10
Portfolio turnover	22	27		28	26		27
Net assets at end of period (000 omitted)	$2,581	$2,887		$2,797	$3,083		$3,050

Class R3	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15		10/31/14
Net asset value, beginning of period	$40.46	$32.73		$34.08	$34.29		$33.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.10	(c)	$0.05	$0.11		$0.12
Net realized and unrealized gain (loss)	1.26	8.17		0.49	1.15		1.56
Total from investment operations	$1.34	$8.27		$0.54	$1.26		$1.68
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.02)		$(0.10)	$(0.10)		$(0.09)
From net realized gain	(1.40)	(0.52)		(1.79)	(1.37)		(1.05)
Total distributions declared to shareholders	$(1.47)	$(0.54)		$(1.89)	$(1.47)		$(1.14)
Net asset value, end of period (x)	$40.33	$40.46		$32.73	$34.08		$34.29
Total return (%) (r)(s)(t)(x)	3.35	25.70	(c)	1.91	3.90		5.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.38	(c)	1.46	1.45		1.45
Expenses after expense reductions (f)	1.38	1.34	(c)	1.44	1.45		1.44
Net investment income (loss)	0.19	0.28	(c)	0.16	0.31		0.34
Portfolio turnover	22	27		28	26		27
Net assets at end of period (000 omitted)	$4,324	$4,791		$4,070	$3,664		$4,002

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$40.75	$32.96		$34.32	$34.52	$33.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.20	(c)	$0.13	$0.20	$0.21
Net realized and unrealized gain (loss)	1.27	8.21		0.48	1.16	1.56
Total from investment operations	$1.46	$8.41		$0.61	$1.36	$1.77
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.10)		$(0.18)	$(0.19)	$(0.17)
From net realized gain	(1.40)	(0.52)		(1.79)	(1.37)	(1.05)
Total distributions declared to shareholders	$(1.55)	$(0.62)		$(1.97)	$(1.56)	$(1.22)
Net asset value, end of period (x)	$40.66	$40.75		$32.96	$34.32	$34.52
Total return (%) (r)(s)(t)(x)	3.62	26.00	(c)	2.13	4.18	5.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.13	(c)	1.21	1.20	1.20
Expenses after expense reductions (f)	1.13	1.09	(c)	1.20	1.20	1.19
Net investment income (loss)	0.46	0.55	(c)	0.41	0.58	0.62
Portfolio turnover	22	27		28	26	27
Net assets at end of period (000 omitted)	$484	$559		$506	$703	$881

Class R6	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$41.65	$33.68		$35.03	$35.20	$34.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.11	(c)	$0.16	$0.05	$0.23
Net realized and unrealized gain (loss)	1.30	8.51		0.49	1.36	1.60
Total from investment operations	$1.53	$8.62		$0.65	$1.41	$1.83
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.13)		$(0.21)	$(0.21)	$(0.19)
From net realized gain	(1.40)	(0.52)		(1.79)	(1.37)	(1.05)
Total distributions declared to shareholders	$(1.59)	$(0.65)		$(2.00)	$(1.58)	$(1.24)
Net asset value, end of period (x)	$41.59	$41.65		$33.68	$35.03	$35.20
Total return (%) (r)(s)(t)(x)	3.71	26.09	(c)	2.22	4.27	5.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.09	(c)	1.14	1.11	1.13
Expenses after expense reductions (f)	1.06	1.05	(c)	1.12	1.11	1.12
Net investment income (loss)	0.53	0.28	(c)	0.48	0.14	0.66
Portfolio turnover	22	27		28	26	27
Net assets at end of period (000 omitted)	$68,931	$48,429		$7,904	$7,864	$119

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Growth Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of

27

Notes to Financial Statements – continued

distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the

28

Notes to Financial Statements – continued

U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$189,342,961	$—	$—	$189,342,961
United Kingdom	25,131,661	12,481	—	25,144,142
Switzerland	17,832,606	—	—	17,832,606
France	17,290,684	—	—	17,290,684
Germany	13,459,480	—	—	13,459,480
Japan	—	13,320,090	—	13,320,090
China	7,949,593	—	—	7,949,593
Taiwan	6,721,793	—	—	6,721,793
Brazil	5,838,080	—	—	5,838,080
Other Countries	15,699,423	10,168,379	—	25,867,802
Mutual Funds	3,918,607	—	—	3,918,607
Total	$303,184,888	$23,500,950	$—	$326,685,838

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates

29

Notes to Financial Statements – continued

prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2018, there were no securities on loan or collateral outstanding

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be

30

Notes to Financial Statements – continued

recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

31

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/18	Year ended 10/31/17
Ordinary income (including any short-term capital gains)	$1,715,060	$247,169
Long-term capital gains	9,271,003	3,580,032
Total distributions	$10,986,063	$3,827,201

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/18
Cost of investments	$240,878,186
Gross appreciation	95,274,498
Gross depreciation	(9,466,846)
Net unrealized appreciation (depreciation)	$85,807,652
Undistributed ordinary income	1,591,362
Undistributed long-term capital gain	13,678,196
Other temporary differences	(13,169)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 10/31/18	Year ended 10/31/17	Year ended 10/31/18	Year ended 10/31/17
Class A	$354,191	$107,405	$6,961,021	$2,699,409
Class B	—	—	203,135	83,063
Class C	—	—	547,616	232,989
Class I	60,952	77,089	602,595	341,239
Class R1	—	—	38,118	14,350
Class R2	—	—	102,538	45,401
Class R3	8,672	2,327	168,847	62,208
Class R4	1,561	1,519	14,674	8,108
Class R6	226,664	29,762	1,695,479	122,332
Total	$652,040	$218,102	$10,334,023	$3,609,099

32

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2018, this management fee reduction amounted to $30,534, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.40%	2.15%	2.15%	1.15%	2.15%	1.65%	1.40%	1.15%	1.08%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2020. For the year ended October 31, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $59,455 for the year ended October 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

33

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$545,049
Class B	0.75%	0.25%	1.00%	1.00%	54,174
Class C	0.75%	0.25%	1.00%	1.00%	117,572
Class R1	0.75%	0.25%	1.00%	1.00%	9,538
Class R2	0.25%	0.25%	0.50%	0.50%	14,609
Class R3	—	0.25%	0.25%	0.25%	12,120
Total Distribution and Service Fees					$753,062

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2018, this rebate amounted to $23,249, $172, and $408 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2018, were as follows:

Amount
Class A	$1,823
Class B	4,109
Class C	2,738

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2018, the fee was $95,052, which equated to 0.0291% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $253,966.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

34

Notes to Financial Statements – continued

services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.0176% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,085 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $2,624 at October 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2018, the fee paid by the fund under this agreement was $525 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017, MFS redeemed 1,649 shares of Class I for an aggregate amount of $59,501. On August 15, 2017, MFS purchased 390, 370, and 1,640 shares of Class R1, Class R4, and Class R6 for an aggregate of $92,115. On September 20, 2017, MFS purchased 33 shares of Class I for an aggregate amount of $1,334. On March 19, 2018, MFS redeemed 5,985 shares of Class I for an aggregate amount of $256,087. On September 25, 2018, MFS purchased 2,886 shares of Class I for an aggregate amount of $130,211.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the

35

Notes to Financial Statements – continued

Investment Company Act of 1940. During the year ended October 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $123,836 and $681,272, respectively. The sales transactions resulted in net realized gains (losses) of $65,295.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to October 31, 2018, this reimbursement amounted to $18,341, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended October 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $91,058,635 and $69,631,637, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/18		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	761,076	$31,857,704	529,057	$19,179,749
Class B	26,412	968,510	24,397	772,441
Class C	100,153	3,630,095	70,743	2,257,388
Class I	343,227	14,792,963	782,969	28,071,377
Class R1	1,530	55,008	1,951	61,202
Class R2	6,511	264,383	7,850	273,297
Class R3	17,081	711,461	16,451	607,710
Class R4	6,697	285,936	4,609	169,858
Class R6	736,420	31,692,138	1,002,448	39,260,558
	1,999,107	$84,258,198	2,440,475	$90,653,580

Shares issued to shareholders in reinvestment of distributions
Class A	170,362	$6,840,045	82,205	$2,651,935
Class B	5,710	200,771	2,867	81,890
Class C	15,296	531,387	6,713	189,510
Class I	14,922	613,141	11,982	395,031
Class R1	1,100	38,118	509	14,350
Class R2	2,445	95,212	1,348	42,269
Class R3	4,445	177,519	2,010	64,535
Class R4	404	16,235	298	9,627
Class R6	37,486	1,539,184	32	1,042
	252,170	$10,051,612	107,964	$3,450,189

36

Notes to Financial Statements – continued

	Year ended 10/31/18		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(629,321)	$(26,388,498)	(889,331)	$(31,400,810)
Class B	(32,394)	(1,192,076)	(49,944)	(1,570,986)
Class C	(250,222)	(8,975,856)	(142,930)	(4,558,389)
Class I	(231,013)	(9,802,052)	(916,563)	(35,345,409)
Class R1	(5,079)	(183,169)	(3,028)	(90,556)
Class R2	(16,419)	(680,263)	(23,451)	(830,349)
Class R3	(32,744)	(1,354,403)	(24,379)	(869,128)
Class R4	(8,917)	(378,673)	(6,556)	(248,397)
Class R6	(279,093)	(12,007,387)	(74,477)	(2,933,600)
	(1,485,202)	$(60,962,377)	(2,130,659)	$(77,847,624)

Net change
Class A	302,117	$12,309,251	(278,069)	$(9,569,126)
Class B	(272)	(22,795)	(22,680)	(716,655)
Class C	(134,773)	(4,814,374)	(65,474)	(2,111,491)
Class I	127,136	5,604,052	(121,612)	(6,879,001)
Class R1	(2,449)	(90,043)	(568)	(15,004)
Class R2	(7,463)	(320,668)	(14,253)	(514,783)
Class R3	(11,218)	(465,423)	(5,918)	(196,883)
Class R4	(1,816)	(76,502)	(1,649)	(68,912)
Class R6	494,813	21,223,935	928,003	36,328,000
	766,075	$33,347,433	417,780	$16,256,145

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended October 31, 2018, the fund’s commitment fee and interest expense were $1,928 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

37

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		3,515,847	54,126,116	(53,722,964)	3,918,999

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(390)	$(62)	$—	$67,859	$3,918,607

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VIII and the Shareholders of MFS Global Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Growth Fund (the “Fund”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by

39

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the

44

Trustees and Officers – continued

terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Antonelli
Jeffrey Constantino
Joseph Skorski

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

46

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s

47

Board Review of Investment Advisory Agreement – continued

last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

48

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $11,185,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 93.36% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

50

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

October 31, 2018

MFS® Strategic Income Fund

MFO-ANN

MFS® Strategic Income Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction, and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis, though returns have been modest year to date on an absolute basis. Global economic growth has become less synchronized over the past few months, with Europe, China, and some emerging markets having shown signs of slowing growth while U.S. growth has remained above average.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies.

U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. The split result of the U.S. midterm congressional elections suggests meaningful further U.S. fiscal stimulus is less likely than if the Republicans had maintained control of both houses of Congress. Globally, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — NAFTA has been replaced with a new agreement between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

December 14, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	31.3%
High Yield Corporates	18.8%
U.S. Treasury Securities	15.6%
Commercial Mortgage-Backed Securities	12.2%
Collateralized Loan Obligations	9.8%
Emerging Markets Bonds	8.5%
Asset-Backed Securities	4.6%
Non-U.S. Government Bonds	2.6%
Municipal Bonds	0.7%
Mortgage-Backed Securities	0.4%
Residential Mortgage-Backed Securities	0.3%

Composition including fixed income credit quality (a)(i)
AAA	11.5%
AA	4.1%
A	18.5%
BBB	25.3%
BB	11.4%
B	12.9%
CCC	0.4%
CC	0.1%
C (o)	0.0%
U.S. Government	9.7%
Federal Agencies	0.4%
Not Rated	10.5%
Non-Fixed Income (o)	0.0%
Cash & Cash Equivalents	1.1%
Other	(5.9)%

Portfolio facts (i)
Average Duration (d)	5.7
Average Effective Maturity (m)	8.7 yrs.

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of October 31, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2018, Class A shares of the MFS Strategic Income Fund (“fund”) provided a total return of –2.77%, at net asset value. This compares with a return of –2.05% for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to eight since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight, particularly in US high yield corporates. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s positioning along the yield curve (y) held back relative performance. The fund’s out-of-benchmark exposure to “B” rated (r) bonds further hurt relative results.

The fund’s shorter duration (d) stance benefited relative results as rates generally rose during the period. Bond selection within the industrials sector also contributed to relative results. Additionally, the fund’s out-of-benchmark exposure to collateralized

Management Review – continued

mortgage obligations (CMO), and a greater-than-benchmark allocation to the commercial mortgage-backed securities (CMBS), further benefited relative performance.

Respectfully,

Portfolio Manager(s)

Neeraj Arora, Philipp Burgener, David Cole, Alexander Mackey, Joshua Marston, Robert Persons, and Michael Skatrud

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective March 1, 2018, Michael Skatrud became a Portfolio Manager of the Fund. Effective June 1, 2018, Neeraj Arora became a Portfolio Manager of the Fund. Effective June 1, 2018, Ward Brown and Matt Ryan are no longer Portfolio Managers of the Fund. Effective September 1, 2018, William Adams is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/29/87	(2.77)%	2.20%	6.17%	N/A
B	9/07/93	(3.63)%	1.44%	5.40%	N/A
C	9/01/94	(3.55)%	1.45%	5.44%	N/A
I	1/08/97	(2.54)%	2.42%	6.42%	N/A
R6	3/02/18	N/A	N/A	N/A	(1.03)%
Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		(2.05)%	1.83%	3.94%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(6.91)%	1.31%	5.71%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.40)%	1.08%	5.40%	N/A
C With CDSC (1% for 12 months) (v)		(4.50)%	1.45%	5.44%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2018 through October 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Expenses Paid During Period (p) 5/01/18-10/31/18
A	Actual	1.04%	$1,000.00	$992.06	$5.22
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
B	Actual	1.80%	$1,000.00	$988.52	$9.02
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$988.13	$9.02
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$993.27	$4.02
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R6	Actual	0.71%	$1,000.00	$995.28	$3.57
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table:

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

10/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 98.1%
Issuer	Shares/Par	Value ($)
Aerospace - 0.5%
TransDigm, Inc., 6.375%, 6/15/2026	$1,500,000	$1,470,000

Asset-Backed & Securitized - 26.8%
A Voce CLO Ltd., 2014-1A, “BR”, FLR, 4.586% (LIBOR - 3mo. + 2.15%), 7/15/2026 (n)	$1,710,000	$1,706,544
Allegro CLO Ltd., 2014-1RA, “C”, FLR, 5.153% (LIBOR - 3mo. + 3%), 10/21/2028 (z)	1,250,000	1,246,764
ALM Loan Funding CLO, 2015-16A, “BR2”, FLR, 4.336% (LIBOR - 3mo. + 1.9%), 7/15/2027 (n)	1,740,000	1,745,156
Arbor Realty CLO Ltd., 2018-A, “FL-1”, FLR, 3.456% (LIBOR - 1mo. + 1.15%), 6/15/2028 (z)	1,740,000	1,742,205
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	11,488	11,482
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 3.719% (LIBOR - 3mo.+ 1.25%), 1/20/2028 (n)	1,750,000	1,728,480
Babson CLO Ltd., 2014-IIA, “CR”, FLR, 4.649% (LIBOR - 3mo. + 2.2%), 10/17/2026 (n)	1,710,000	1,713,555
Bancorp Commercial Mortgage Trust 2018-CRE4, “D”, FLR, 4.38% (LIBOR - 1mo. + 2.1%), 9/15/2035 (z)	1,300,000	1,300,203
Bancorp Commercial Mortgage Trust, 2018-CR3, “D”, FLR, 4.979% (LIBOR - 1mo. + 2.7%), 1/15/2033 (z)	1,751,843	1,760,651
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.894% (LIBOR - 1mo. + 1.6%), 12/28/2040 (z)	218,008	204,435
BDS Ltd., 2018-FL2, “C”, FLR, 4.139% (LIBOR - 1mo. + 1.85%), 8/15/2035 (z)	1,300,000	1,305,691
Benchmark Mortgage Trust, “2018-B1”, 3.666%, 1/15/2051	1,748,616	1,705,399
Business Jet Securities LLC, 2018-1, “C”, 7.748%, 2/15/2033 (z)	688,034	702,388
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 5/15/2029 (n)	1,285,000	1,268,357
Citigroup Commercial Mortgage Trust, 2017-C4, 3.471%, 10/12/2050	1,079,377	1,033,571
Commercial Mortgage Pass-Through Certificates, “2017-BNK8”, “A3”, 3.229%, 11/15/2050	1,750,000	1,646,341
Commercial Mortgage Pass-Through Certificates, “2018-BNK10”, “A5”, 3.688%, 2/15/2061	1,750,000	1,699,833
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	1,805,893	1,802,659
Commercial Mortgage Trust, 2017-CD4, “A4”, 3.514%, 5/10/2050	664,113	641,281
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	1,750,000	1,675,735

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
CPS Auto Trust, 2016-D, “B”, 2.11%, 3/15/2021 (n)	$1,285,000	$1,280,491
Crest Ltd., CDO, 7%,(0.001% cash or 7% PIK) 1/28/2040 (a)(p)	709,081	85,090
Cutwater Ltd., 2015-IA, “BR”, FLR, 4.236% (LIBOR - 3mo. + 1.8%), 1/15/2029 (z)	1,500,000	1,500,000
Drive Auto Receivables Trust, 2017-1, “C”, 2.84%, 4/15/2022	555,000	553,808
DT Auto Owner Trust, 2017-2A, “C”, 3.03%, 1/17/2023 (n)	1,285,000	1,283,156
DT Auto Owner Trust, 2018-2A, “C”, 3.67%, 3/15/2024 (n)	552,000	551,026
Exantas Capital Corp CLO Ltd., 2018-RS06, “B”, FLR, 3.44% (LIBOR - 1mo. + 1.15%), 6/15/2035 (z)	1,740,000	1,745,524
Falcon Franchise Loan LLC, 7.924%, 1/05/2023 (i)(z)	55,614	2,176
Figueroa CLO Ltd., 2014-1A, “DR”, FLR, 5.686% (LIBOR - 3mo. + 3.25%), 1/15/2027 (z)	1,250,000	1,251,068
Flatiron CLO Ltd., 2015-1A, “CR”, FLR, 4.336% (LIBOR - 3mo. + 1.9%), 4/15/2027 (n)	1,740,000	1,738,936
GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63%, 7/15/2022 (z)	1,740,000	1,710,323
GS Mortgage Securities Trust, 2017-GS6, “A3”, 3.433%, 5/10/2050	993,042	952,060
GS Mortgage Securities Trust, 2017-GS7, “A4”, 3.43%, 8/10/2050	1,748,753	1,665,792
Hunt CRE Ltd., 2018-FL2, “D”, FLR, 5.056% (LIBOR - 1mo. + 2.75%), 8/15/2028 (z)	1,300,000	1,312,130
Invitation Homes Trust, 2018-SFR1, “C”, FLR, 3.539% (LIBOR - 1mo. + 1.25%), 3/17/2037 (z)	870,000	872,584
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	769,436	736,398
LoanCore Ltd., 2018-CRE1, “C”, FLR, 4.856% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	1,740,000	1,756,339
Magnetite CLO Ltd., 2015-16A, “DR”, FLR, 4.595% (LIBOR - 3mo. + 2.15%), 1/18/2028 (z)	500,000	492,684
Man GLG US CLO 2018-2 Ltd., 2018-2A, “BR”, FLR, 5.10% (LIBOR - 3mo. + 2.45%), 10/15/2028	1,250,000	1,250,000
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	1,611,527	1,552,654
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	1,050,279	1,012,555
Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, FLR, 3.831% (LIBOR - 1mo. + 1.55%), 9/25/2023 (z)	1,731,000	1,731,479
Neuberger Berman CLO Ltd., 2016-21A, “CR”, FLR, 4.069%
(LIBOR - 3mo. + 1.6%), 4/20/2027 (n)	1,750,000	1,749,155
NextGear Floorplan Master Owner Trust, 2017-2A, “B”, 3.02%, 10/17/2022 (n)	1,475,000	1,455,398
NextGear Floorplan Master Owner Trust, 2018-1A, “B”, 3.57%, 2/15/2023 (z)	800,000	793,045

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Oaktree CLO Ltd., 2014-2A, “BR”, FLR, 5.019% (LIBOR - 3mo. + 2.55%), 10/20/2026 (n)	$1,700,000	$1,701,129
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 3.786% (LIBOR - 3mo. + 1.35%), 7/15/2027 (z)	1,500,000	1,490,244
Parallel Ltd., 2015-1A, “DR”, FLR, 5.019% (LIBOR - 3mo. + 2.55%), 7/20/2027 (n)	1,750,000	1,741,348
Race Point CLO Ltd., 2013-8A, “CR”, FLR, 4.822% (LIBOR - 3mo. + 2.5%), 2/20/2030 (n)	1,700,000	1,700,811
Santander Drive Auto Receivables Trust, 2017-2, “C”, 2.79%, 8/15/2022	1,286,000	1,279,620
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	167,113	165,900
UBS Commercial Mortgage Trust 2017-C6, “A5”, 3.58%, 12/15/2050	1,750,000	1,689,112
UBS Commercial Mortgage Trust 2017-C7, “A4”, 3.679%, 12/15/2050	1,750,000	1,697,828
UBS Commercial Mortgage Trust 2017-C8, “A4”, 3.983%, 2/15/2051	1,750,000	1,737,487
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	1,748,753	1,679,493
Wells Fargo Commercial Mortgage Trust, 2017-C42, “A5”, 3.589%, 12/15/2050	1,750,000	1,684,810
Wells Fargo Commercial Mortgage Trust, 2017-RB1, “A4”, 3.374%, 3/15/2050	1,970,000	1,884,405
West CLO Ltd., 2014-1A, “CR”, FLR, 5.445% (LIBOR - 3mo. + 3%), 7/18/2026 (n)	1,740,000	1,738,915

		$75,865,703
Automotive - 0.8%
Allison Transmission, Inc., 5%, 10/01/2024 (n)	$1,500,000	$1,455,930
General Motors Co., 4.2%, 10/01/2027	866,000	790,620

		$2,246,550
Broadcasting - 1.3%
Liberty Media Corp. - Liberty Formula One, 8.25%, 2/01/2030	$1,500,000	$1,567,500
Netflix, Inc., 5.875%, 11/15/2028 (n)	1,500,000	1,473,750
Time Warner, Inc., 3.8%, 2/15/2027	701,000	656,831

		$3,698,081
Brokerage & Asset Managers - 1.4%
Charles Schwab Corp., 3.2%, 1/25/2028	$1,522,000	$1,425,427
E*TRADE Financial Corp., 4.5%, 6/20/2028	1,958,000	1,924,254
Raymond James Financial, Inc., 4.95%, 7/15/2046	658,000	633,393

		$3,983,074

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - 1.7%
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)	$1,500,000	$1,455,000
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	1,054,000	1,053,626
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	1,057,000	956,868
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)	1,500,000	1,462,500

		$4,927,994
Business Services - 0.5%
Travelport Worldwide Ltd., 6%, 3/15/2026 (n)	$1,500,000	$1,503,750

Cable TV - 2.1%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	$1,500,000	$1,485,000
Cox Communications, Inc., 3.25%, 12/15/2022 (n)	1,138,000	1,103,668
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	1,600,000	1,484,000
Time Warner Cable, Inc., 8.25%, 4/01/2019	920,000	938,663
Time Warner Cable, Inc., 4.5%, 9/15/2042	1,279,000	1,028,035

		$6,039,366
Chemicals - 1.5%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)	$1,500,000	$1,415,625
OCI N.V., 6.625%, 4/15/2023 (n)	1,500,000	1,537,500
Sasol Chemicals (USA) LLC, 5.875%, 3/27/2024	759,000	764,603
Sasol Financing USA LLC, 6.5%, 9/27/2028	425,000	430,135

		$4,147,863
Computer Software - 1.0%
Microsoft Corp., 3.125%, 11/03/2025	$1,576,000	$1,525,760
Microsoft Corp., 4.25%, 2/06/2047	1,279,000	1,290,494

		$2,816,254
Computer Software - Systems - 0.5%
Apple, Inc., 4.25%, 2/09/2047	$1,355,000	$1,316,624

Conglomerates - 0.9%
United Technologies Corp., 4.125%, 11/16/2028	$1,081,000	$1,061,751
United Technologies Corp., 4.05%, 5/04/2047	807,000	706,618
Wabtec Corp., 4.7%, 9/15/2028	855,000	826,562

		$2,594,931
Construction - 0.5%
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)	$433,000	$60,468
Mattamy Group Corp., 6.5%, 10/01/2025 (n)	1,500,000	1,410,000

		$1,470,468

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - 2.3%
Coty, Inc., 6.5%, 4/15/2026 (n)	$1,200,000	$1,119,000
Energizer Gamma Acquisition, Inc., 6.375%, 7/15/2026 (n)	1,500,000	1,500,000
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	921,000	915,830
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	3,256,000	3,057,257

		$6,592,087
Consumer Services - 0.9%
Priceline Group, Inc., 3.55%, 3/15/2028	$1,679,000	$1,570,316
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2026 (n)	307,000	203,644
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2029 (n)	889,000	482,135
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2031 (n)	307,000	144,719

		$2,400,814
Containers - 0.5%
Crown Americas LLC/Crown Americas Capital Corp., 4.75%, 2/01/2026 (n)	$1,500,000	$1,415,625

Electronics - 0.5%
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	$1,500,000	$1,492,500

Emerging Market Quasi-Sovereign - 2.6%
Eskom Holdings SOC Ltd., 6.35%, 8/10/2028 (n)	$1,352,000	$1,302,720
KazMunayGas National Co., 5.375%, 4/24/2030 (n)	1,268,000	1,258,490
Petrobras Global Finance B.V., 5.999%, 1/27/2028	747,000	708,903
Petroleos del Peru S.A., 5.625%, 6/19/2047	987,000	940,868
PT Perusahaan Listrik Negara, 5.45%, 5/21/2028 (n)	1,573,000	1,556,349
Rural Electrification Corp. Ltd., 5.25%, 11/13/2023 (z)	850,000	845,214
Southern Gas Corridor CJSC, 6.875%, 3/24/2026 (n)	689,000	739,075

		$7,351,619
Emerging Market Sovereign - 4.6%
Arab Republic of Egypt, 6.588%, 2/21/2028 (n)	$1,492,000	$1,366,478
Government of Ukraine, 7.75%, 9/01/2021	780,000	767,294
Government of Ukraine, 9.75%, 11/01/2028 (z)	860,000	849,078
Republic of Angola, 8.25%, 5/09/2028 (n)	1,300,000	1,298,687
Republic of Argentina, 5.875%, 1/11/2028	664,000	511,280
Republic of Argentina, 7.125%, 7/06/2036	945,000	718,682
Republic of Kenya, 7.25%, 2/28/2028 (n)	200,000	188,620
Republic of Kenya, 8.25%, 2/28/2048 (n)	1,466,000	1,336,464
Republic of South Africa, 4.875%, 4/14/2026	1,493,000	1,381,025
Republic of Turkey, 7.375%, 2/05/2025	1,570,000	1,556,115

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Turkey, 6%, 3/25/2027	$1,767,000	$1,591,692
Socialist Republic of Vietnam, 4.8%, 11/19/2024	1,507,000	1,515,480

		$13,080,895
Energy - Independent - 1.6%
Canadian Oil Sands Co., 7.75%, 5/15/2019 (z)	$874,000	$892,469
Canadian Oil Sands Co., 4.5%, 4/01/2022 (z)	822,000	829,630
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	1,500,000	1,426,875
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	1,500,000	1,478,655

		$4,627,629
Energy - Integrated - 0.8%
Eni S.p.A., 4%, 9/12/2023 (n)	$892,000	$873,018
Shell International Finance B.V., 2.875%, 5/10/2026	1,513,000	1,414,106

		$2,287,124
Entertainment - 1.0%
Cinemark USA, Inc., 5.125%, 12/15/2022	$1,500,000	$1,503,750
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	1,500,000	1,417,500

		$2,921,250
Financial Institutions - 0.5%
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	$1,500,000	$1,471,875

Food & Beverages - 4.1%
Anheuser Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	$874,509	$769,173
Conagra Brands, Inc., 4.6%, 11/01/2025	1,807,000	1,810,065
Constellation Brands, Inc., 4.4%, 11/15/2025	2,005,000	2,008,487
General Mills, Inc., 4.55%, 4/17/2038	2,014,000	1,848,974
Kraft Foods Group, Inc., 5%, 6/04/2042	1,731,000	1,587,045
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	1,500,000	1,357,500
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	1,500,000	1,485,000
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	593,000	592,943

		$11,459,187
Gaming & Lodging - 0.5%
MGM Resorts International, 5.75%, 6/15/2025	$1,500,000	$1,458,750

Industrial - 0.5%
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	$1,500,000	$1,410,000

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - 1.3%
American International Group, Inc., 3.75%, 7/10/2025		$1,461,000	$1,397,321
American International Group, Inc., 3.9%, 4/01/2026		1,706,000	1,630,084
American International Group, Inc., 4.7%, 7/10/2035		355,000	334,541
American International Group, Inc., 4.5%, 7/16/2044		315,000	279,145

			$3,641,091
Insurance - Health - 0.5%
UnitedHealth Group, Inc., 3.75%, 10/15/2047		$1,530,000	$1,347,360

Insurance - Property & Casualty - 0.6%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025		$1,580,000	$1,528,930

International Market Quasi-Sovereign - 0.5%
Dexia Credit Local S.A., 2.25%, 2/18/2020 (n)		$1,530,000	$1,512,902

International Market Sovereign - 2.1%
Government of Japan, 0%, 11/26/2018	JPY	334,000,000	$2,960,338
Government of Japan, 0.1%, 12/20/2019		320,850,000	2,851,182

			$5,811,520
Machinery & Tools - 0.3%
CNH Industrial Capital LLC, 3.85%, 11/15/2027		$1,025,000	$946,919

Major Banks - 7.5%
Bank of America Corp., 2.151%, 11/09/2020		$790,000	$770,994
Bank of America Corp., 4.125%, 1/22/2024		568,000	571,299
Bank of America Corp., 3.248%, 10/21/2027		4,264,000	3,916,287
Bank of America Corp., 4.271% to 7/23/2028, FLR (LIBOR - 3mo. + 1.31%) to 7/23/2029		579,000	570,806
Bank of New York Mellon Corp., 3.5%, 4/28/2023		1,900,000	1,887,905
Barclays PLC, 3.25%, 1/12/2021		1,299,000	1,279,590
Credit Suisse Group AG, 3.574%, 1/09/2023 (n)		950,000	927,681
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)		299,000	315,859
Credit Suisse Group AG, 3.869%, 1/12/2029 (n)		1,361,000	1,263,008
ING Bank N.V., 5.8%, 9/25/2023 (n)		1,344,000	1,407,269
JPMorgan Chase & Co., 3.125%, 1/23/2025		980,000	929,123
JPMorgan Chase & Co., 3.882% to 7/24/2037, FLR (LIBOR - 3mo. + 1.36%) to 7/24/2038		1,731,000	1,566,281
Morgan Stanley, 3.7%, 10/23/2024		1,993,000	1,942,039
Morgan Stanley, 3.625%, 1/20/2027		2,043,000	1,930,260
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)		2,105,000	2,063,533

			$21,341,934

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - 1.7%
Avantor, Inc., 9%, 10/01/2025 (n)	$1,000,000	$1,008,380
Becton, Dickinson and Co., 3.734%, 12/15/2024	2,041,000	1,978,473
HCA, Inc., 5.375%, 2/01/2025	1,750,000	1,760,937

		$4,747,790
Metals & Mining - 1.4%
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/2023	$1,125,000	$1,040,625
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	375,000	328,125
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	953,000	944,637
Glencore Funding LLC, 4%, 4/16/2025 (n)	479,000	458,115
Glencore Funding LLC, 3.875%, 10/27/2027 (n)	1,170,000	1,064,466

		$3,835,968
Midstream - 2.6%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625%, 7/15/2026 (n)	$1,500,000	$1,522,500
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	2,045,000	2,204,105
MPLX LP, 4%, 3/15/2028	2,200,000	2,066,110
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	1,500,000	1,458,750

		$7,251,465
Mortgage-Backed - 0.4%
Fannie Mae, 5.5%, 7/01/2019 - 11/01/2036	$83,947	$88,890
Fannie Mae, 6.5%, 5/01/2031	21,328	23,696
Fannie Mae, 6%, 11/01/2034	192,976	210,565
Freddie Mac, 4.224%, 3/25/2020	804,569	813,448
Freddie Mac, 0.882%, 4/25/2024 (i)	99,710	3,890

		$1,140,489
Municipals - 0.7%
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	$2,500,000	$2,093,700

Network & Telecom - 1.2%
AT&T, Inc., 5.45%, 3/01/2047	$1,961,000	$1,860,318
Zayo Group LLC/Zayo Capital, Inc., 6.375%, 5/15/2025	1,500,000	1,533,750

		$3,394,068
Oils - 1.0%
Parkland Fuel Corp., 6%, 4/01/2026 (n)	$1,500,000	$1,466,250
Phillips 66, 4.875%, 11/15/2044	1,423,000	1,380,765

		$2,847,015

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - 0.9%
Compass Bank, 2.875%, 6/29/2022	$1,931,000	$1,850,371
Kazkommertsbank JSC, 5.5%, 12/21/2022	691,000	689,618

		$2,539,989
Pharmaceuticals - 0.4%
Actavis Funding SCS, 3.8%, 3/15/2025	$1,206,000	$1,162,088

Retailers - 0.5%
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	$1,500,000	$1,421,250

Supranational - 0.5%
Corporacion Andina de Fomento, 4.375%, 6/15/2022	$1,290,000	$1,320,663

Telecommunications - Wireless - 1.9%
American Tower Corp., REIT, 3.55%, 7/15/2027	$2,165,000	$1,989,596
American Tower Corp., REIT, 3.6%, 1/15/2028	875,000	804,956
SBA Communications Corp., 4.875%, 9/01/2024	1,500,000	1,447,500
SBA Tower Trust, 2.898%, 10/15/2019 (n)	1,061,000	1,055,082

		$5,297,134
Tobacco - 0.7%
BAT Capital Corp., 3.557%, 8/15/2027 (n)	$2,091,000	$1,912,849

Transportation - Services - 0.6%
ERAC USA Finance LLC, 3.8%, 11/01/2025 (z)	$1,733,000	$1,688,369

U.S. Treasury Obligations - 9.6%
U.S. Treasury Bonds, 3.5%, 2/15/2039 (f)	$6,562,000	$6,739,379
U.S. Treasury Bonds, 2.5%, 2/15/2045	3,043,000	2,564,798
U.S. Treasury Notes, 1.5%, 4/15/2020	5,396,000	5,294,614
U.S. Treasury Notes, 1.75%, 2/28/2022	11,420,000	10,988,181
U.S. Treasury Notes, 1.625%, 5/31/2023	1,800,000	1,695,797

		$27,282,769
Utilities - Electric Power - 1.3%
Covanta Holding Corp., 5.875%, 7/01/2025	$1,500,000	$1,455,000
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	1,858,000	1,613,219
Enel Finance International N.V., 4.875%, 6/14/2029 (n)	685,000	640,510

		$3,708,729
Total Bonds (Identified Cost, $287,801,534)		$277,825,004

Common Stocks - 0.0%
Energy - Independent - 0.0%
Frontera Energy Corp. (Identified Cost, $96,604)	5,520	$71,926

Portfolio of Investments – continued

Investment Companies (h) - 2.2%
Issuer	Shares/Par	Value ($)
Money Market Funds - 2.2%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $6,262,968)	6,263,595	$6,262,968

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options - 0.0%
U.S. Treasury Obligations - 0.0%
U.S. Treasury Note 10 yr Futures - November 2018 @ $118 (Premiums Paid, $21,337)	Put	Merrill Lynch International	$13,265,000	112	$17,500

Other Assets, Less Liabilities - (0.3)%					(874,983)
Net Assets - 100.0%					$283,302,415

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $6,262,968 and $277,914,430, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $90,899,963, representing 32.1% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Allegro CLO Ltd., 2014-1RA, “C”, FLR, 5.153% (LIBOR - 3mo. + 3%), 10/21/2028	8/22/18	$1,250,000	$1,246,764
Arbor Realty CLO Ltd., 2018-A, “FL-1”, FLR, 3.456% (LIBOR - 1mo. + 1.15%), 6/15/2028	5/23/18	1,740,000	1,742,205
Bancorp Commercial Mortgage Trust 2018-CRE4, “D”, FLR, 4.38% (LIBOR - 1mo. + 2.1%), 9/15/2035	9/17/18	1,300,000	1,300,203

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Bancorp Commercial Mortgage Trust, 2018-CR3, “D”, FLR, 4.979% (LIBOR - 1mo. + 2.7%), 1/15/2033	3/13/18	$1,751,843	$1,760,651
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.894% (LIBOR - 1mo. + 1.6%), 12/28/2040	3/01/06	218,008	204,435
BDS Ltd., 2018-FL2, “C”, FLR, 4.139% (LIBOR - 1mo. + 1.85%), 8/15/2035	7/25/18	1,300,000	1,305,691
Business Jet Securities LLC, 2018-1, “C”, 7.748%, 2/15/2033	2/21/18	688,026	702,388
Canadian Oil Sands Co., 7.75%, 5/15/2019	9/29/17	897,767	892,469
Canadian Oil Sands Co., 4.5%, 4/01/2022	10/26/17	851,059	829,630
Cutwater Ltd., 2015-IA, “BR”, FLR, 4.236% (LIBOR - 3mo. + 1.8%), 1/15/2029	10/15/18	1,500,000	1,500,000
ERAC USA Finance LLC, 3.8%, 11/01/2025	8/22/18	1,718,943	1,688,369
Exantas Capital Corp CLO Ltd., 2018-RS06, “B”, FLR, 3.44% (LIBOR - 1mo. + 1.15%), 6/15/2035	6/07/18	1,740,000	1,745,524
Falcon Franchise Loan LLC, 7.924%, 1/05/2023	1/18/02	1	2,176
Figueroa CLO Ltd., 2014-1A, “DR”, FLR, 5.686% (LIBOR - 3mo. + 3.25%), 1/15/2027	6/28/18	1,250,000	1,251,068
GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63%, 7/15/2022	8/15/17	1,739,686	1,710,323
Government of Ukraine, 9.75%, 11/01/2028	10/25/18	860,000	849,078
Hunt CRE Ltd., 2018-FL2, “D”, FLR, 5.056% (LIBOR - 1mo. + 2.75%), 8/15/2028	8/03/18	1,300,000	1,312,130
Invitation Homes Trust, 2018-SFR1, “C”, FLR, 3.539% (LIBOR - 1mo. + 1.25%), 3/17/2037	1/26/18	870,000	872,584
Magnetite CLO Ltd., 2015-16A, “DR”, FLR, 4.595% (LIBOR - 3mo. + 2.15%), 1/18/2028	1/18/18	500,000	492,684
Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, FLR, 3.831% (LIBOR - 1mo. + 1.55%), 9/25/2023	9/17/18	1,731,000	1,731,479
NextGear Floorplan Master Owner Trust, 2018-1A, “B”, 3.57%, 2/15/2023	3/06/18	799,936	793,045
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 3.786% (LIBOR - 3mo. + 1.35%), 7/15/2027	10/27/17	1,500,000	1,490,244
Rural Electrification Corp. Ltd., 5.25%, 11/13/2023	10/31/18	845,215	845,214
Total Restricted Securities			$26,268,354
% of Net assets			9.3%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

Portfolio of Investments – continued

JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
TRY	Turkish Lira

Derivative Contracts at 10/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
TRY	4,093,000	USD	694,755	Deutsche Bank AG	1/11/2019	$6,697
USD	16,719	EUR	14,309	Goldman Sachs International	1/11/2019	401
USD	2,886,842	JPY	322,300,000	Goldman Sachs International	1/22/2019	9,116
USD	2,989,223	JPY	334,082,164	State Street Bank Corp.	1/15/2019	8,032

						$24,246

Liability Derivatives
MXN	716	USD	37	Goldman Sachs International	1/11/2019	$(3)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note Ultra 10 yr	Short	USD	218	$27,273,844	December - 2018	$566,593

Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Long	USD	29	$4,005,625	December - 2018	$(167,763)
U.S. Treasury Note 2 yr	Long	USD	133	28,017,281	December - 2018	(79,312)
U.S. Treasury Note 5 yr	Long	USD	53	5,956,289	December - 2018	(46,976)
U.S. Treasury Ultra Bond 30 yr	Long	USD	61	9,102,344	December - 2018	(589,949)

						$(884,000)

At October 31, 2018, the fund had liquid securities with an aggregate value of $153,027 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $287,919,475)	$277,914,430
Investments in affiliated issuers, at value (identified cost, $6,262,968)	6,262,968
Cash	1,379
Foreign currency, at value (identified cost, $3,884)	3,868
Receivables for
Forward foreign currency exchange contracts	24,246
Investments sold	717,131
Fund shares sold	194,389
Interest	2,256,924
Total assets	$287,375,335
Liabilities
Payables for
Distributions	$40,445
Forward foreign currency exchange contracts	3
Daily variation margin on open futures contracts	21,115
Investments purchased	2,955,214
Fund shares reacquired	778,105
Payable to affiliates
Investment adviser	12,316
Shareholder servicing costs	158,418
Distribution and service fees	4,443
Payable for independent Trustees’ compensation	3,609
Accrued expenses and other liabilities	99,252
Total liabilities	$4,072,920
Net assets	$283,302,415
Net assets consist of
Paid-in capital	$304,026,390
Total distributable earnings (loss)	(20,723,975)
Net assets	$283,302,415
Shares of beneficial interest outstanding	45,261,498

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$191,061,450	30,490,538	$6.27
Class B	13,331,482	2,142,243	6.22
Class C	19,834,185	3,194,113	6.21
Class I	46,276,931	7,392,279	6.26
Class R6	12,798,367	2,042,325	6.27

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.55 [100 / 95.75 x $6.27]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$9,454,568
Dividends from affiliated issuers	3,623,347
Total investment income	$13,077,915
Expenses
Management fee	$1,923,737
Distribution and service fees	922,326
Shareholder servicing costs	425,974
Administrative services fee	56,827
Independent Trustees’ compensation	8,550
Custodian fee	35,290
Shareholder communications	38,405
Audit and tax fees	68,214
Legal fees	3,721
Miscellaneous	126,348
Total expenses	$3,609,392
Fees paid indirectly	(771)
Reduction of expenses by investment adviser and distributor	(135,671)
Net expenses	$3,472,950
Net investment income (loss)	$9,604,965
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(1,126,562)
Affiliated issuers	(7,067,935)
Futures contracts	(107,573)
Forward foreign currency exchange contracts	(3,729)
Foreign currency	(527)
Net realized gain (loss)	$(8,306,326)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(13,577,790)
Affiliated issuers	3,257,727
Futures contracts	(299,834)
Forward foreign currency exchange contracts	36,166
Translation of assets and liabilities in foreign currencies	(8)
Net unrealized gain (loss)	$(10,583,739)
Net realized and unrealized gain (loss)	$(18,890,065)
Change in net assets from operations	$(9,285,100)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/18	10/31/17
Change in net assets
From operations
Net investment income (loss)	$9,604,965	$9,840,728
Net realized gain (loss)	(8,306,326)	1,779,689
Net unrealized gain (loss)	(10,583,739)	1,870,053
Change in net assets from operations	$(9,285,100)	$13,490,470
Total distributions declared to shareholders (a)	$(9,220,288)	$(10,675,426)
Change in net assets from fund share transactions	$(46,129,617)	$35,983,345
Total change in net assets	$(64,635,005)	$38,798,389
Net assets
At beginning of period	347,937,420	309,139,031
At end of period (b)	$283,302,415	$347,937,420

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended October 31, 2017, distributions from net investment income were $10,675,426.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. See Note 2. For the year ended October 31, 2017, end of period net assets included accumulated distributions in excess of net investment income of $834,826.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$6.64	$6.58		$6.41	$6.71	$6.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.21	(c)	$0.24	$0.23	$0.26
Net realized and unrealized gain (loss)	(0.38)	0.08		0.16	(0.28)	(0.00	)(w)
Total from investment operations	$(0.18)	$0.29		$0.40	$(0.05)	$0.26
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.23)		$(0.23)	$(0.24)	$(0.29)
From tax return of capital	—	—		—	(0.01)	—
Total distributions declared to shareholders	$(0.19)	$(0.23)		$(0.23)	$(0.25)	$(0.29)
Net asset value, end of period (x)	$6.27	$6.64		$6.58	$6.41	$6.71
Total return (%) (r)(s)(t)(x)	(2.77)	4.44	(c)	6.45	(0.72)	3.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	1.12	(c)	1.12	1.15	1.14
Expenses after expense reductions (f)(h)	1.04	1.04	(c)	1.05	1.05	1.05
Net investment income (loss)	3.04	3.18	(c)	3.68	3.44	3.84
Portfolio turnover	66	69		21	29	22
Net assets at end of period (000 omitted)	$191,061	$207,268		$212,431	$215,070	$229,895

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$6.60	$6.54		$6.36	$6.66	$6.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.16	(c)	$0.19	$0.18	$0.21
Net realized and unrealized gain (loss)	(0.39)	0.08		0.17	(0.28)	(0.00	)(w)
Total from investment operations	$(0.24)	$0.24		$0.36	$(0.10)	$0.21
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.18)		$(0.18)	$(0.19)	$(0.24)
From tax return of capital	—	—		—	(0.01)	—
Total distributions declared to shareholders	$(0.14)	$(0.18)		$(0.18)	$(0.20)	$(0.24)
Net asset value, end of period (x)	$6.22	$6.60		$6.54	$6.36	$6.66
Total return (%) (r)(s)(t)(x)	(3.63)	3.67	(c)	5.84	(1.50)	3.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.84	1.87	(c)	1.87	1.91	1.89
Expenses after expense reductions (f)(h)	1.80	1.80	(c)	1.80	1.80	1.80
Net investment income (loss)	2.28	2.48	(c)	2.96	2.73	3.13
Portfolio turnover	66	69		21	29	22
Net assets at end of period (000 omitted)	$13,331	$18,387		$24,052	$28,420	$35,650

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$6.58	$6.52		$6.35	$6.64	$6.67
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.16	(c)	$0.19	$0.18	$0.21
Net realized and unrealized gain (loss)	(0.38)	0.08		0.16	(0.27)	(0.01)
Total from investment operations	$(0.23)	$0.24		$0.35	$(0.09)	$0.20
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.18)		$(0.18)	$(0.19)	$(0.23)
From tax return of capital	—	—		—	(0.01)	—
Total distributions declared to shareholders	$(0.14)	$(0.18)		$(0.18)	$(0.20)	$(0.23)
Net asset value, end of period (x)	$6.21	$6.58		$6.52	$6.35	$6.64
Total return (%) (r)(s)(t)(x)	(3.55)	3.67	(c)	5.68	(1.36)	3.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.84	1.87	(c)	1.87	1.91	1.89
Expenses after expense reductions (f)(h)	1.80	1.80	(c)	1.80	1.80	1.80
Net investment income (loss)	2.26	2.48	(c)	2.97	2.74	3.14
Portfolio turnover	66	69		21	29	22
Net assets at end of period (000 omitted)	$19,834	$32,196		$38,836	$43,826	$51,719

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$6.63	$6.58		$6.40	$6.71	$6.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.22	(c)	$0.25	$0.24	$0.28
Net realized and unrealized gain (loss)	(0.38)	0.07		0.18	(0.28)	(0.01)
Total from investment operations	$(0.17)	$0.29		$0.43	$(0.04)	$0.27
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.24)		$(0.25)	$(0.26)	$(0.30)
From tax return of capital	—	—		—	(0.01)	—
Total distributions declared to shareholders	$(0.20)	$(0.24)		$(0.25)	$(0.27)	$(0.30)
Net asset value, end of period (x)	$6.26	$6.63		$6.58	$6.40	$6.71
Total return (%) (r)(s)(t)(x)	(2.54)	4.54	(c)	6.88	(0.63)	4.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.84	0.87	(c)	0.85	0.90	0.89
Expenses after expense reductions (f)(h)	0.80	0.80	(c)	0.80	0.80	0.80
Net investment income (loss)	3.25	3.30	(c)	3.86	3.68	4.07
Portfolio turnover	66	69		21	29	22
Net assets at end of period (000 omitted)	$46,277	$90,086		$33,820	$14,826	$16,072

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended
	10/31/18 (i)
Net asset value, beginning of period	$6.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15
Net realized and unrealized gain (loss)	(0.22)
Total from investment operations	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.14)
Net asset value, end of period (x)	$6.27
Total return (%) (r)(s)(t)(x)	(1.03	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.72	(a)
Expenses after expense reductions (f)(h)	0.71	(a)
Net investment income (loss)	3.53	(a)
Portfolio turnover	66
Net assets at end of period (000 omitted)	$12,798

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(i)	For Class R6, the period is from the class inception, March 2, 2018, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Strategic Income Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. At the end of the period, the fund had no investment in the High Yield Pooled Portfolio.

Notes to Financial Statements – continued

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market

Notes to Financial Statements – continued

or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair

Notes to Financial Statements – continued

value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$89,426	$—	$—	$89,426
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	27,282,769	—	27,282,769
Non-U.S. Sovereign Debt	—	29,077,599	—	29,077,599
Municipal Bonds	—	2,093,700	—	2,093,700
U.S. Corporate Bonds	—	107,208,899	—	107,208,899
Residential Mortgage-Backed Securities	—	2,013,073	—	2,013,073
Commercial Mortgage-Backed Securities	—	34,353,862	—	34,353,862
Asset-Backed Securities (including CDOs)	—	40,639,257	—	40,639,257
Foreign Bonds	—	35,155,845	—	35,155,845
Mutual Funds	6,262,968	—	—	6,262,968
Total	$6,352,394	$277,825,004	$—	$284,177,398

Other Financial Instruments
Futures Contracts – Assets	$566,593	$—	$—	$566,593
Futures Contracts – Liabilities	(884,000)	—	—	(884,000)
Forward Foreign Currency Exchange Contracts – Assets	—	24,246	—	24,246
Forward Foreign Currency Exchange Contracts – Liabilities	—	(3)	—	(3)

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$566,593	$(884,000)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	24,246	(3)
Interest Rate	Purchased Interest Rate Options	17,500	—
Total		$608,339	$(884,003)

(a)

The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(107,573)	$—	$(166,115)
Foreign Exchange	—	(3,729)	—
Interest Rate	—	—	(72,036)
Total	$(107,573)	$(3,729)	$(238,151)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(299,834)	$—	$(3,837)
Foreign Exchange	—	36,166	—
Interest Rate	—	—	71,939
Total	$(299,834)	$36,166	$68,102

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral

Notes to Financial Statements – continued

support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less

Notes to Financial Statements – continued

counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The

Notes to Financial Statements – continued

MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/18	Year ended 10/31/17
Ordinary income (including any short-term capital gains) (a)	$9,220,288	$10,675,426

(a)

Included in the fund’s distributions from ordinary income for the year ended October 31, 2017 is $222,562 in excess of investment company taxable income which, in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/18
Cost of investments	$294,415,377
Gross appreciation	374,228
Gross depreciation	(10,905,371)
Net unrealized appreciation (depreciation)	$(10,531,143)
Undistributed ordinary income	342,842
Capital loss carryforwards	(9,806,621)
Other temporary differences	(729,053)

As of October 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(2,098,319)
Long-Term	(7,708,302)
Total	$(9,806,621)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C

Notes to Financial Statements – continued

shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/18	Year ended 10/31/17
Class A	$5,877,568	$7,089,499
Class B	352,322	569,513
Class C	553,893	939,013
Class I	2,291,276	2,077,401
Class R6	145,229	—
Total	$9,220,288	$10,675,426

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.60%
In excess of $1 billion and up to $2.5 billion	0.55%
In excess of $2.5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2018, this management fee reduction amounted to $29,828, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R6
1.05%	1.80%	1.80%	0.80%	0.72%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2020. For the year ended October 31, 2018, this reduction amounted to $93,714, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $7,375 for the year ended October 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$503,417
Class B	0.75%	0.25%	1.00%	1.00%	159,076
Class C	0.75%	0.25%	1.00%	1.00%	259,833
Total Distribution and Service Fees					$922,326

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2018, this rebate amounted to $12,000, $82, and $47 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2018, were as follows:

Amount
Class A	$6,844
Class B	18,248
Class C	2,415

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2018, the fee was $103,309, which equated to 0.0322% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do

Notes to Financial Statements – continued

not incur sub-accounting fees. For the year ended October 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $322,665.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.0177% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,177 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,601 at October 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2018, the fee paid by the fund under this agreement was $538 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund may invest in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt

Notes to Financial Statements – continued

instruments directly. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD. At the end of the period, the fund had no investment in the High Yield Pooled Portfolio.

On March 16, 2017, MFS purchased 38,284 shares of Class I for an aggregate amount of $248,078.

On September 20, 2017, MFS purchased 63 shares of Class I for an aggregate amount of $418.

On March 1, 2018, MFS purchased 7,716 shares of Class R6 for an aggregate amount of $50,000.

(4) Portfolio Securities

For the year ended October 31, 2018, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$8,554,741	$44,187,699
Non-U.S. Government securities	$199,478,878	$221,696,884

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/18 (i)		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,821,566	$37,637,564	6,831,232	$44,818,495
Class B	126,677	813,068	185,647	1,212,023
Class C	486,171	3,127,242	927,100	6,014,835
Class I	4,178,617	27,120,689	11,135,625	73,240,379
Class R6	2,274,625	14,534,915	—	—
	12,887,656	$83,233,478	19,079,604	$125,285,732

Shares issued to shareholders in reinvestment of distributions
Class A	865,111	$5,574,903	1,018,085	$6,692,723
Class B	49,771	318,883	75,540	493,223
Class C	79,775	510,392	129,244	841,443
Class I	329,386	2,125,835	282,349	1,860,538
Class R6	22,841	145,229	—	—
	1,346,884	$8,675,242	1,505,218	$9,887,927

Shares reacquired
Class A	(7,416,118)	$(47,839,707)	(8,902,802)	$(58,366,348)
Class B	(821,239)	(5,258,265)	(1,152,028)	(7,513,166)
Class C	(2,265,713)	(14,457,786)	(2,118,081)	(13,760,884)
Class I	(10,698,272)	(68,856,119)	(2,978,616)	(19,549,916)
Class R6	(255,141)	(1,626,460)	—	—
	(21,456,483)	$(138,038,337)	(15,151,527)	$(99,190,314)

Notes to Financial Statements – continued

	Year ended 10/31/18 (i)		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Net change
Class A	(729,441)	$(4,627,240)	(1,053,485)	$(6,855,130)
Class B	(644,791)	(4,126,314)	(890,841)	(5,807,920)
Class C	(1,699,767)	(10,820,152)	(1,061,737)	(6,904,606)
Class I	(6,190,269)	(39,609,595)	8,439,358	55,551,001
Class R6	2,042,325	13,053,684	—	—
	(7,221,943)	$(46,129,617)	5,433,295	$35,983,345

(i)	For Class R6, the period is from the class inception, March 2, 2018, through the stated period end.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended October 31, 2018, the fund’s commitment fee and interest expense were $2,068 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio	9,745,192	678,476	(10,423,668)	—
MFS Institutional Money Market Portfolio	647,019	184,687,777	(179,071,201)	6,263,595

Notes to Financial Statements – continued

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$(7,066,924)	$3,257,727	$—	$3,537,642	$—
MFS Institutional Money Market Portfolio	(1,011)	—	—	85,705	6,262,968
	$(7,067,935)	$3,257,727	$—	$3,623,347	$6,262,968

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $570,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Strategic Income Fund and the Board of Trustees of MFS Series Trust VIII

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust VIII (the “Trust”)), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VIII) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

December 14, 2018

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the

Trustees and Officers – continued

terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Neeraj Arora
Philipp Burgener
David Cole
Alexander Mackey
Joshua Marston
Robert Persons
Michael Skatrud

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2018 and 2017, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2018	2017
Fees billed by Deloitte:
MFS Global Growth Fund	59,977	58,703

	Audit Fees
	2018	2017
Fees billed by E&Y:
MFS Strategic Income Fund	56,780	55,075

For the fiscal years ended October 31, 2018 and 2017, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS Global Growth Fund	0	0	6,319	6,183	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global Growth Fund*	0	0	0	0	5,390	5,390

	Aggregate Fees for Non-audit Services
	2018	2017
Fees Billed by Deloitte:
To MFS Global Growth Fund, MFS and MFS Related Entities#	11,709	851,043

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS Strategic Income Fund	0	0	10,381	10,163	1,095	1,100

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Strategic Income Fund*	1,728,076	1,603,983	0	0	34,150	101,450

	Aggregate Fees for Non-audit Services
	2018	2017
Fees Billed by E&Y:
To Strategic Income Fund, MFS and MFS Related Entities#	1,971,402	1,848,696

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#

This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)     Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MFS SERIES TRUST VIII

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 14, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 14, 2018

*	Print name and title of each signing officer under his or her signature.